LOOMIS SAYLES HIGH INCOME OPPORTUNITIES FUND
                      LOOMIS SAYLES SECURITIZED ASSET FUND

  Supplement dated June 1, 2006 to the Loomis Sayles High Income Opportunities
   Prospectus and Loomis Sayles Securitized Asset Fund Prospectus, each dated February 1, 2006, each as may be revised or supplemented from time to time

In the section "Risk/Return Summary" the following text is added under "Principal Investment Strategies":
The Fund may also invest in mortgage-related securities, including mortgage dollar rolls.

The following sentence is added to the subsection "Derivatives Risks" within the section "Summary of Principal Risks":
The portfolio managers expect to use futures for the purpose of managing duration of the Fund's portfolio.


                                                                   M-LSSP56-0606